SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                        [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT     [ ]

CHECK THE APPROPRIATE BOX:
[ ]  PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12


                                NUTRITION 21, INC.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     TITLE  OF  EACH  CLASS  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------
(2)     AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
--------------------------------------------------------------------------------
(4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
--------------------------------------------------------------------------------
(5)     TOTAL FEE PAID:

[ ]     FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)     AMOUNT PREVIOUSLY PAID:
--------------------------------------------------------------------------------

(2)     FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
--------------------------------------------------------------------------------

(3)     FILING PARTY:
--------------------------------------------------------------------------------

(4)     DATE FILED:
--------------------------------------------------------------------------------

                               NUTRITION 21, INC.
                   NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the Annual Meeting of Shareholders of Nutrition 21, Inc. (the "Company") will be held at the Metropolitan Club, 1 East 60th Street, New York, New York, at 10:00 A.M. on December 14, 2004 for the following purposes as set forth in the accompanying Proxy Statement:

      1.    To elect seven directors;

      2. To ratify the selection and appointment by the Company's Board of Directors of J. H. COHN LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2005; and

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Holders of record of the Company's Common Stock at the close of business on November 1, 2004 will be entitled to vote at the meeting.


                                            By Order of the Board of Directors


                                            BENJAMIN T. SPORN,
                                            Secretary


Dated:  November 8, 2004

                               NUTRITION 21, INC.
                              4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 14, 2004

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Nutrition 21, Inc. (the "Company") to be held at the Metropolitan Club, 1 East 60th Street, New York, New York, at 10:00 A.M. on December 14, 2004, and at any adjournments thereof. The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. This Proxy Statement and the accompanying materials are being mailed on or about Novembers 8, 2004.

RECORD DATE

         Shareholders of record at the close of business on November 1, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of November 1, 2004, the Company's voting securities outstanding totaled 37,991,988 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder.

QUORUM

         The presence at the meeting, in person or represented by proxy, of a majority of the outstanding shares entitled to vote at the meeting will constitute a quorum for the transaction of business. If a share is deemed present at the meeting for any matter, it will be deemed present for all matters. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the meeting in determining the presence of a quorum. Shares held by a nominee for a beneficial owner that are voted on any matter and abstentions will be included in determining the number of shares present. Shares held by a nominee for a beneficial owner that are not voted on any matter will not be included in determining the number of shares present.

RIGHT TO REVOKE PROXIES

         Proxies may be revoked by shareholders by written notice received by the Secretary of the Company at the address set forth above, at any time prior to the exercise thereof.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his/her choice when voting at the Annual Meeting. Certain information regarding each nominee is set forth in the table and text below. The number of shares, if any, beneficially owned by each nominee is listed below under "Principal Shareholders and Share Ownership of Directors and Officers."

         The directors serve for a term of one year and until their successors are duly elected and qualified. The Board of Directors held six meetings in the fiscal year ended June 30, 2004. During the fiscal year ended June 30, 2004, each member of the Board of Directors attended at least 75% or more of the Board meetings and meetings of each Committee of the Board on which the Director serves, except for Dr. Pollack who attended four Board meetings. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company's annual meeting of shareholders. All incumbent directors attended last year's annual meeting

         There are no family relationships among directors, nominees or executive officers, except that Paul Intlekofer who is an officer of the Company, is a first cousin to Gail Montgomery, President and Chief Executive
Officer. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as such, other than as described below.

         As long as Burns, Philp & Company Limited ("BP") owns at least 20% of the Company's outstanding common stock, BP is entitled to nominate one member for election to the Company's Board. Although BP owned more than 20% of the Company's outstanding common stock prior to August 3, 2004, BP has not nominated a member for election to the Board. As of August 3, 2004 and currently, BP owns less than 20% of the Company's outstanding common stock, and is not entitled to nominate a director. See also "Certain Relationships and Related Transactions."

         All of the nominees are currently serving as directors. The name, age and term of office as director of each nominee for election as director and his or her present position(s) with the Company and other principal affiliations are set forth below.

DIRECTOR INDEPENDENCE

         The Board of Directors has determined that each of P. George Benson, PhD; Warren D. Cooper, MD; Audrey T. Cross, PhD; John H. Gutfreund; Marvin Moser, MD; and Robert E. Pollack, PhD., is an "independent director" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

NAME AND AGE OF
NOMINEE FOR ELECTION               DIRECTOR SINCE          POSITION(S)
--------------------               --------------          -----------

P. George Benson, PhD (58)             1998           Dean, Terry College of Business,
                                                      University of Georgia

Warren D. Cooper, MD (51)              2002           President, Coalescence Inc.

Audrey T. Cross, PhD (59)              1995           Associate Clinical Professor, School of
                                                      Public Health, Columbia University

John H. Gutfreund (74)                 2000           Senior Managing Director, C. E.
                                                      Unterberg, Towbin, and President, Gutfreund &
                                                      Company, Inc.

Gail Montgomery (51)                   2000           President and Chief Executive Officer
                                                      Nutrition 21, Inc.

Marvin Moser, MD (80)                  1997           Clinical Professor of Medicine, Yale
                                                      University School of Medicine

Robert E. Pollack, PhD (64)            1995           Professor of Biological Science,
                                                      Columbia University

         Gail Montgomery has been President, Chief Executive Officer and a Director of the Company since September 29, 2000. From July 1999 to September 2000, she served the Company in various capacities, most recently as Vice President and General Manager. From November 1998 to July 1999, Ms. Montgomery was President of Health Advantage Consulting, a consulting firm, which provided strategic planning, new product introduction, and market development services to the nutrition industry. From 1992 to 1998, she worked for Diet Workshop, a diet franchise network, most recently as President and CEO. From 1979 to 1992, Ms. Montgomery served in various capacities in the health and fitness sector. She received a BA in communications from Douglas College of Rutgers University.

         John H. Gutfreund was elected a Director of the Company in February 2000 and Chairman of the Board in October 2001. Mr. Gutfreund is Senior Managing Director and Executive Committee Member of C. E. Unterberg, Towbin, investment bankers, and President of Gutfreund & Company, Inc., a New York-based financial consulting firm that specializes in advising select corporations and financial institutions in the United States, Europe and Asia. He is the former chairman and chief executive officer of Salomon Inc., and past vice chairman of the New York Stock Exchange and a past board member of the Securities Industry Association. Mr. Gutfreund is active in the management of various civic, charitable, and philanthropic organizations, including the New York Public Library, Montefiore Medical Center, The Brookings Institution, Council on Foreign Relations, Honorary Trustee, Oberlin (Ohio) College, and Chairman of the Aperture Foundation. Mr. Gutfreund is also a director of AccuWeather, Inc., Ascent Assurance, Inc., Evercel Inc., LCA-Vision, Inc., Maxicare Health Plans, Inc., The LongChamp Core Plus Fund Ltd., and The Universal Bond Fund. He received a BA from Oberlin College.

         P. George Benson, PhD, was elected a Director of the Company in July 1998. Dr. Benson is Dean of the Terry College of Business and holds the Simon S. Selig, Jr. Chair for Economic Growth at the University of Georgia. Dr. Benson was previously the Dean of the Faculty of Management at Rutgers University and a professor of decision sciences at the Carlson School of Management of the University of Minnesota. In 1997, he was appointed by the U.S. Secretary of Commerce to a three-year term as one of the nine judges for the Malcolm Baldridge National Quality Award. In 1996, Business News New Jersey named Dr. Benson one of New Jersey's "Top 100 Business People." He received a BS from Bucknell University and a PhD in business from the University of Florida.

         Warren D. Cooper, MD was elected a Director of the Company in April 2002. Dr. Cooper is president and founder of Coalescence, Inc., a consultancy focused on business and product development for the pharmaceutical and healthcare industries. From 1995 to 1999, Dr. Cooper was the business unit leader of Cardiovascular Business Operations at AstraZeneca Pharmaceuticals LP. For three years before that he was executive director of the Medical Affairs & Drug Development Operations in the Astra/Merck Group of Merck & Co. Over a five-year period from 1987 to 1992, Dr. Cooper served as executive director for Worldwide Clinical Research Operations and as senior director for Clinical Research Operations (Europe) at Merck Research Laboratories. He was with Merck, Sharp & Dohme, U.K., from 1980 to 1987, first as a clinical research physician and later as director of medical affairs. Dr. Cooper is a member of the Medical Advisory Board of Zargis Medical Corp. (a Siemens joint venture). He also holds memberships in the American Association of Pharmaceutical Physicians, the American Society of Hypertension and the International Society of Hypertension. He received a B. Sc. in physiology and an M.B. B.S. (U.K. equivalent to U.S. MD) from The London Hospital Medical College, University of London.

         Audrey T. Cross, PhD, was elected a Director of the Company in January 1995. Dr. Cross has been Associate Clinical Professor at the Institute of Human Nutrition at the School of Public Health of Columbia University since 1988. She also works as a consultant in the areas of nutrition and health policy. She has served as a special assistant to the United States Secretary of Agriculture as Coordinator for Human Nutrition Policy and has worked with both the United States Senate and the California State Senate on nutrition policy matters. She received a BS in dietetics, a Master of Public Health in nutrition and a PhD from the University of California at Berkeley, and a JD from the Hastings College of Law at the University of California at San Francisco.

         Marvin Moser, MD was elected a Director of the Company in October 1997. He is Clinical Professor of Medicine at Yale and Senior Medical Consultant at the National High Blood Pressure Education Program of the National Heart, Lung and Blood Institute. Dr. Moser's work has focused on various approaches to the prevention and treatment of hypertension and heart disease. He has published extensively on this subject with over 400 publications. He has authored or contributed to more than 30 books and numerous physician and patient education programs. He is editor-in-chief of the Journal of Clinical Hypertension. Dr. Moser is also a member of the Board of The Third Avenue Value Funds and the Trudeau Institute. He received a BA from Cornell University and an MD from Downstate University College of Medicine.

         Robert E. Pollack, PhD, was elected a Director of the Company in January 1995. Dr. Pollack has been a Professor of Biological Sciences at Columbia University since 1978. In addition, from 1982 to 1989 he was Dean of Columbia College. Prior thereto he was Professor of Microbiology at the State

University of New York School of Medicine at Stony Brook, Senior Scientist at Cold Spring Harbor Laboratory, Special NIH fellow at the Weizmann Institute in Israel, and NIH Fellow in the Department of Pathology at New York University School of Medicine. He is the author of more than one hundred research papers on the molecular biology of viral oncogenesis, a dozen articles in the popular press, and three books. He received a BA in physics from Columbia University and a PhD in biology from Brandeis University.


EXECUTIVE OFFICERS

The name, age and position(s) of each executive officer of the Company are:

        NAME                              POSITION(S)
        ----                              -----------

Gail Montgomery (51)    President, Chief Executive Officer and Director

Paul Intlekofer (36)    Chief Financial Officer and Senior Vice President,
                        Corporate Development

Benjamin T. Sporn (66)  Senior Vice President, General Counsel and Secretary

                          ----------------------------

         Officers of the Company serve at the pleasure of the Board of Directors subject to any contracts of employment. See the biographical descriptions under "Election of Directors" for additional information on Ms. Montgomery.

         Paul Intlekofer was elected Chief Financial Officer and Senior Vice President, Corporate Development, on January 17, 2003. From June 2002 to January 2003, he served the Company in varying capacities. From September 2001 to June 2002, Mr. Intlekofer was Senior Vice President of Planit, Inc., which provided strategic planning, capital formation, M&A, marketing and new product development services to the healthcare and financial industries. From 1998 to 2001 he was Senior Vice President of Corporate Development for Rdental LLC, the exclusive technology alliance of the American Dental Association and oral health content provider of WebMD. From 1995 to 1997 he was Director of Strategic Operations/Business Development for Doctors Health, a practice management and health insurance company. Early in his career, he practiced corporate and securities law for Venable, Baetjer & Howard. Mr. Intlekofer received his MBA and Juris Doctor from the University of Maryland and BA from the Johns Hopkins University.

         Benjamin T. Sporn has been legal counsel to the Company since 1990, and has served as Secretary of the Company since 1986, and was appointed Senior Vice President and General Counsel in February 1998. He was an attorney with AT&T from 1964 until December 1989 when he retired from AT&T as a General Attorney for Intellectual Property Matters. Mr. Sporn was a director of the Company from 1986 until 1994. He received a BSE degree from Rensselaer Polytechnic Institute and a JD degree from American University.

VOTING

         Directors will be elected by a plurality of the votes cast.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or accrued by the Company during the periods indicated for (i) the chief executive officer during fiscal year 2004 and (ii) certain other persons that served as executive officers in fiscal year 2004 whose total annual salary and bonus was in excess of $100,000.

                                         SUMMARY COMPENSATION TABLE (1)(2)

====================================== ============================================== ================ =================
                                                                                         LONG-TERM        ALL OTHER
NAME AND PRINCIPAL POSITION                         ANNUAL COMPENSATION                COMPENSATION      COMPENSATION
                                       ---------------------------------------------- ---------------- -----------------
                                           PERIOD            SALARY         BONUS       SECURITIES         ($)
                                                              ($)            ($)        UNDERLYING
                                                                                       OPTIONS/SARS
                                                                                            (#)
-------------------------------------- ---------------- ----------------- ----------- ---------------- -----------------
Gail Montgomery, President,
Chief Executive Officer and Director   7/1/01 -              257,000                      500,000
                                       6/30/02
                                       ---------------- ----------------- ----------- ---------------- -----------------
                                       7/1/02 -              275,000                    1,175,000
                                       6/30/03
                                       ---------------- ----------------- ----------- ---------------- -----------------
                                       7/1/03 -              300,000(4)
                                       6/30/04
-------------------------------------- ---------------- ----------------- ----------- ---------------- -----------------
Paul Intlekofer, Chief Financial
Officer and Senior Vice President,     7/1/02 -              190,731                    1,050,000        37,350 (3)
Corporate Development                  6/30/03
                                       ---------------- ----------------- ----------- ---------------- -----------------
                                       7/1/03 -              219,135
                                       6/30/04
-------------------------------------- ---------------- ----------------- ----------- ---------------- -----------------
Benjamin T. Sporn, Senior Vice
President, General Counsel and         7/1/01 -              207,500
Secretary                              6/30/02
                                       ---------------- ----------------- ----------- ---------------- -----------------
                                       7/1/02 -              207,500                      225,000
                                       6/30/03
                                       ---------------- ----------------- ----------- ---------------- -----------------
                                       7/1/03 -              194,808
                                       6/30/04
====================================== ================ ================= =========== ================ =================

(1) The above compensation does not include the use of an automobile and other personal benefits, the total value of which do not exceed as to any named officer or director, the lesser of $50,000 or 10% of such person's annual salary and bonus

(2) Pursuant to the regulations promulgated by the Securities and Exchange Commission (the "Commission"), the table omits a number of columns reserved for types of compensation not applicable to the Company.

(3) Fees earned in a consulting capacity during fiscal year 2003.

(4) Includes $25,000 of deferred compensation.

None of the individuals listed above received any long-term incentive plan awards during the fiscal year.

EMPLOYMENT AND CONSULTING AGREEMENTS

         The Company entered into a three-year employment agreement with Gail Montgomery as President and Chief Executive Officer, effective as of September 1, 2002. The agreement provides for an annual salary of $275,000, $300,000, and $325,000 in the successive years under the agreement, and for performance bonuses based on achieving defined revenue targets. Ms. Montgomery is also entitled to additional payments equal to one year's salary plus an additional month of salary for defined years of service, if her employment is terminated without cause before the agreement expires, or if the Company fails to offer to enter into a new one-year agreement upon expiration. If Ms. Montgomery's employment is terminated or she resigns within six months after a change of control (as defined) the Company will pay to her 2.99 times her annual salary and previous year's bonus plus certain gross-ups, but these payments will be reduced to the extent necessary to prevent the application of Section 280G of the Internal Revenue Code.

         Effective as of September 16, 2002 the Company entered into a three-year employment agreement with Paul Intlekofer, who has served as Chief Financial Officer and Senior Vice President, Corporate Development since January 17, 2003. The agreement provides for an annual salary of $200,000, $225,000, and $250,000 in the successive years under the agreement, and for performance bonuses based on achieving defined revenue targets. Mr. Intlekofer is also entitled to additional payments equal to one year's salary, if his employment is terminated without cause before the agreement expires. If Mr. Intlekofer's employment is terminated or he resigns within six months after a change of control (as defined) the Company will pay to him 2.99 times his annual salary and previous year's bonus plus certain gross-ups, but these payments will be reduced to the extent necessary to prevent the application of Section 280G of the Internal Revenue Code.

         The Company entered into a four-year agreement with Benjamin Sporn effective as of September 1, 2002, which provides for his services as Senior Vice President, General Counsel, and Secretary as an employee during the first two years of the term, and as General Counsel as a consultant during the balance of the term. Mr. Sporn's salary and fees will be $207,500, $225,000, $150,000 and $100,000 in successive years under the agreement, plus performance bonuses based on achieving defined revenue targets. Mr. Sporn is also entitled to additional payments equal to two years' salary if his employment is terminated without cause before the agreement expires. If Mr. Sporn's employment is terminated or he resigns within six months after a change of control (as defined) the Company will pay to him 2.99 times his annual salary and previous year's bonus plus certain gross-ups, but these payments will be reduced to the extent necessary to prevent the application of Section 280G of the Internal Revenue Code.

         The following tables set forth information with regard to options granted during the fiscal year (i) to the Company's Chief Executive Officer, and
(ii) to other officers of the Company named in the Summary Compensation Table.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

------------------------------------------------------------------------------------------- -------------------------------
                                                                                            Potential Realizable Value At
                                    Individual Grants                                       Assumed Annual Rates Of Stock
                                                                                            Price Appreciation For Option
                                                                                            Term
------------------------------------------------------------------------------------------- -------------------------------
                               Number Of      Percent Of Total
                               Securities        Options/SARs     Exercise
                               Underlying         Granted To      or Base
           Name               Options/SARs       Employees In       Price      Expiration
                              Granted (#)        Fiscal Year        ($/Sh)        Date          5% ($)         10% ($)
--------------------------- ----------------- ------------------- ----------- ------------- --------------- ---------------
Paul Intlekofer                    0                  0%              --           --             --              --
--------------------------- ----------------- ------------------- ----------- ------------- --------------- ---------------
Gail Montgomery                    0                  0%              --           --             --              --
--------------------------- ----------------- ------------------- ----------- ------------- --------------- ---------------
Benjamin T. Sporn                  0                  0%              --           --             --              --
--------------------------- ----------------- ------------------- ----------- ------------- --------------- ---------------

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

---------------------------------------------------------------------------------------------------------------------
                                                 INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------------------------------
         Name               Shares      Value            Number of Unexercised             Value of Unexercised
                         Acquired in    realized      Options/SARs at FY-End (#)       In-the-Money Options/SARs at
                         Exercise (#)      ($)                                                    FY-End
                                                   ---------------------------------- -------------------------------
                                                       Exercisable     Unexercisable    Exercisable    Unexercisable
----------------------- --------------- ---------- ---------------- ----------------- -------------- ----------------
Paul  Intlekofer              0             0              293,333           766,667        $68,967         $186,333
----------------------- --------------- ---------- ---------------- ----------------- -------------- ----------------
Gail Montgomery               0             0              745,833         1,154,167        $35,874         $210,875
----------------------- --------------- ---------- ---------------- ----------------- -------------- ----------------
Benjamin T. Sporn             0             0              349,000           148,500        $73,290          $73,290
----------------------- --------------- ---------- ---------------- ----------------- -------------- ----------------

PENSION PLANS

Nutrition 21, Inc.

         Eligible employees of the Company were entitled to participate in the Burns Philp Inc. Retirement Plan for Non-Bargaining Unit Employees, a non-contributory pension plan (the "Pension Plan") maintained by Burns Philp as long as Burns Philp maintained the Pension Plan and owned at least 20% of the Company's outstanding Common Stock. At June 30, 2004 and August 3, 2004, Burns Philp held approximately 20.44% and 19.29%, respectively, of the Company's outstanding Common Stock. Assuming retirement at age 65, the Pension Plan provides benefits equal to the greater of (a) 1.1% of the employee's final average earnings multiplied by the number of years of credited service plus 0.65% of the employee's final average earnings in excess of the average of the contribution and the benefit bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the employee attains the Social Security retirement age as calculated under
Section 401(l)(5)(E) of the Code and Table I of IRS Notice 89-70, multiplied by the employee's years of credited service up to 35, minus any predecessor plan benefit in the case of an employee who participated in a predecessor plan or (b) $24 multiplied by the number of years of credited service up to 25 years plus
$12 multiplied by the years of employment from 26-40 years, minus any predecessor plan benefit in the case of an employee who participated in a predecessor plan. The "final average earnings" are the average earnings during the five highest-paid consecutive calendar years within the last ten calendar years of credited service with the Company. Earnings include the salary and bonus listed in the summary compensation table. Earnings, which may be considered under the Pension Plan, are limited to $205,000 per year in 2004 subject to annual cost of living adjustments as determined by the IRS.

         On August 3, 2004, Burns Philp advised the Company that no further pension benefits will be earned for services performed or compensation paid on or after September 19, 2004. Service with the Company after September 19, 2004 will be considered solely for purposes of vesting and for determining eligibility for early retirement benefits.

         The following table sets forth estimated annual benefits payable upon retirement, assuming retirement at age 65 in 2004, according to years of credited service and final average earnings. The benefits listed are not subject to any deduction for Social Security or other offset amounts.

                            YEARS OF CREDITED SERVICE

Final average
earnings               15           20            25           30          35
--------------------------------------------------------------------------------
$25,000             $ 4,320      $ 5,760       $ 7,200      $ 8,760     $  9,600
$50,000             $ 8,520      $11,400       $14,280      $17,160     $ 20,040
$75,000             $15,120      $20,160       $25,200      $30,240     $ 35,400
$100,000            $21,720      $28,920       $36,120      $43,440     $ 50,640
$150,000            $34,800      $46,440       $58,080      $69,720     $ 81,240
$205,000 and up     $47,880      $63,960       $79,920      $95,880     $111,960

         Paul Intlekofer, Gail Montgomery, and Benjamin T. Sporn each have 1.8, 4.9, and 12 years, respectively, of credited service under the Pension Plan as of June 30, 2004.

DIRECTOR COMPENSATION

         Non-management Directors each receive a quarterly director's fee of $1,800 and the Chairman of the Board receives a quarterly director's fee of $3,600. Each non-management Director also receives $500 for each meeting of the Board attended in person, $250 for each meeting of the Board attended telephonically, and each received options to acquire 15,000 shares of Common Stock during the fiscal year ended June 30, 2004, at an exercise price of $1.02. For the fiscal year ending June 30, 2005, each non-management Director is expected to receive options to acquire 15,000 shares of Common Stock at the closing price on the date of grant. The sole management director receives no compensation for her services as director.

NOMINATING COMMITTEE

         The Company does not have a standing Nominating Committee. Due to the size of the Company and the resulting efficiency of a Board of Directors that is also limited in size, as well as the lack of turnover in the Company's Board of Directors, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by Board of Director resolution subject to the recommendation of a majority of the independent directors. All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In fiscal year 2004, the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

         The Board of Directors will consider director candidates recommended by the Company's shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has provided such recommendation on a timely basis as described in "Proposals of Shareholders" and "Notice Required to Bring Business Before an Annual Meeting" below. To date, the Company has not received any recommended nominees from any non-management shareholder or group of shareholders that beneficially owns five percent of its voting stock.

COMPENSATION COMMITTEE

         The Board of Directors has a Compensation Committee which consists of independent directors Audrey T. Cross, John H. Gutfreund, and Robert E. Pollack. The Compensation Committee held one meeting during the fiscal year ended June 30, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors determines executive compensation taking into consideration recommendations of the Compensation Committee. No member of the Company's Board of Directors is an executive officer of a company whose compensation committee or board of directors includes an executive officer of the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Compensation Committee") of the Board of Directors of the Company is responsible for developing, and recommending to the Board of Directors, the Company's compensation policies for executives of the Company. The goals of the Company's compensation policy are to (i) offer competitive compensation that will attract and retain the type of high caliber executives necessary to achieve the Company's business objectives and (ii) align the interests of executives with the long-term interests of the Company and its shareholders. The Company has primarily used base salary and, in some instances, bonuses and stock options to meet these goals. The Compensation Committee believes that there is necessarily an element of subjectivity in establishing compensation levels for the Company's executives and to date has not followed specific objective performance criteria when establishing such compensation levels.

         The compensation paid in the fiscal year ended June 30, 2004, to the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table above consisted of base salary. The compensation level for each of these executives in the fiscal year ended June 30, 2004, was based on the Compensation Committee's evaluation of a number of factors, including the executive's position and responsibilities, service and accomplishments and present and future value to the Company.

                                               Members of the Compensation/Stock
                                               Option Committee

                                               Audrey T. Cross
                                               John H. Gutfreund
                                               Robert E. Pollack

AUDIT COMMITTEE

         The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Serving on the Committee are P. George Benson, Warren. D. Cooper and John. H. Gutfreund. The Board of Directors has determined that it has an audit committee financial expert serving on the audit committee, John H. Gutfreund. Mr. Gutfreund is an independent director as defined in Item 7(d)(3)(iv) of Schedule 14A. The function of the Audit Committee is to make recommendations concerning the selection each year of an independent registered public accounting firm, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the principal accountant's provision of non-audit services is compatible with maintaining the principal accountant's independence and to determine through discussions with the independent registered public accounting firm whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee met four times during the fiscal year ended June 30, 2004. The Board of Directors has determined that the members of the
Audit Committee are "independent" as defined in NASDAQ Stock Market's Marketplace Rule 4200. A copy the Audit Committee Charter adopted by the Board of Directors on June 18, 2004 is attached hereto as an Appendix.

                          REPORT OF THE AUDIT COMMITTEE

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

         The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent registered public accounting firm and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company's independent registered public accounting firm. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent registered public accounting firm.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during fiscal year 2004.

         The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains an independent registered public accounting firm who is responsible for conducting an independent audit of the Company's financial statements, in accordance with standards of the Public Company Accounting Oversight Board (United States), and issuing a report thereon.

         In performing its duties, the Audit Committee has reviewed and discussed the audited financial statements with management and the Company's independent registered public accounting firm. The Audit Committee has also discussed with the Company's independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committee." SAS No. 61 requires an independent registered public accounting firm to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and
(vi) any difficulties encountered in performing the audit. In addition, the Audit Committee received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees." The independent registered public accounting firm has discussed its independence with the Audit Committee, and has confirmed to us that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws

         On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent registered public accounting firm.

                                                       AUDIT COMMITTEE

                                                       P. George Benson
                                                       Warren D. Cross
                                                       John H. Gutfreund

CODE OF ETHICS

         The Company has adopted (i) Standards of Business Conduct ("Standards") and (ii) Business Conduct and Compliance Program ("Program") that includes its code of ethics. The Standards and Program are posted on the Company's website: www.nutrition21.com. After accessing the Company's website, click on Investor Relations and then on Shareholder Information. Any amendments or waivers will be posted on the Company's website.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
         Based solely on review of the copies of such forms furnished to the Company, or written representations that no filings were required, the Company believes that during the period from July 1, 2003 through June 30, 2004, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total return on a hypothetical investment made on June 30, 1999 through June 30, 2004 (assuming reinvestment of dividends) in (a) the Company's Common Stock; (b) all NASDAQ stocks and (c) all pharmaceutical companies listed on NASDAQ. Pharmaceutical companies represent the industry grouping for which information was readily available which is most comparable to the Company. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock and each of the indexes.

        [TABLE BELOW REPRESENTS A LINE CHART IN THE ORIGINAL DOCUMENT.]

                                                               NASDAQ
           Date          Nutrition 21       NASDAQ          Pharmaceutical
        ---------        ------------      -------          --------------
        6/30/1999          $   100         $   100             $   100
        6/30/2000           125.41          147.83              229.64
        6/29/2001            46.72           80.27              192.96
        6/28/2002            24.59           54.68               113.6
        6/30/2003            18.44           60.71              157.13
        6/30/2004            24.59           76.53              175.05


      PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF DIRECTORS AND OFFICERS.

         The following table sets forth, as of October 1, 2004, information regarding the beneficial ownership of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each of the Company's executive officers and directors, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each shareholder's address is c/o the Company, 4 Manhattanville Road, Purchase, New York 10577-2197.


                   Shares Owned Beneficially and of Record (1)

Name and Address                          No. of Shares            % of Total
----------------                          -------------            ----------

P. George Benson (2)                           100,000                  *

Warren D. Cooper (3)                            40,000                  *

Audrey T. Cross (4)                            124,000                  *

John H. Gutfreund (5)                          120,000                  *

Paul Intlekofer (6)                            658,716                 1.70

Gail Montgomery (7)                          1,306,303                 3.33

Marvin Moser (8)                               185,000                  *

Robert E. Pollack (3)                          130,000                  *

Benjamin T. Sporn (9)                          505,625                 1.31

Wyeth (10)                                   3,478,261                 9.16
Giralda Farms
Madison, NJ 07940

Burns Philp & Company Limited (11)           7,327,237                19.29
7 Bridge Street
Sydney, NSW 2000, Australia

All Executive Officers and Directors         3,169,644                 7.75
as a Group (9 persons) (12)

-----------
* Less than 1%

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group or group of persons is deemed to have "beneficial ownership" of any shares as of a given date, which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purposes of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 90,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(3) Consists of shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(4) Includes 120,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

 (5) Includes 70,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(6) Includes 626,666 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(7) Includes 1,181,666 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(8) Includes 175,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(9) Includes 471,500 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(10) Formerly American Home Products Corporation.

(11) Consists of shares owned by subsidiaries.

(12) Includes 2,904,832 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 12, 1996, the Company completed the sale of its UK-based food ingredients subsidiary, Aplin & Barrett Limited ("A&B"), to Burns Philp & Company Limited ("BP") for $13.5 million in cash and the return to the Company of 2.42 million shares of the Company's Common Stock held by BP. The sale included the Company's nisin-based food preservative business. In connection with the transaction, the Company and A&B entered into two License Agreements. Pursuant to the first License Agreement, the Company is exclusively licensed by A&B for the use of nisin generally in pharmaceutical products and animal healthcare products. Pursuant to the second License Agreement, A&B is exclusively licensed by the Company generally for the use of nisin as a food preservative and for food preservation. As long as BP owns at least 20% of the Company's outstanding common stock, BP is entitled to nominate one member for election to the Company's Board. BP has not nominated a member for election to the Company's Board. The amount of consideration for the sale was arrived at through arms-length negotiation and a fairness opinion was obtained. As of June 30, 2004, BP owned 7,763,837 shares of Common Stock, which amounted to 20.44% of the outstanding common stock. As of August 3, 2004, BP owned 7,327,237 shares of Common Stock, which amounted to 19.29% of the outstanding common stock, and is no longer entitled to nominate a director.

In October 1998, the Company issued 3,478,261 shares of Common Stock to Wyeth for $4.0 million. At June 30, 2004, Wyeth held approximately 9.16% of the Company's outstanding Common Stock.

On July 1, 2000, the Company licensed its remaining rights to sell lysostaphin for research purposes, to Benjamin T. Sporn, its senior vice president, for $300,000, payable in cash over a three-year period. Payment of the $300,000 has been made. The price and other terms of the transaction were established through arms-length negotiations.


                                   PROPOSAL 2

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BACKGROUND

At a meeting held on July 29, 2003, the Audit Committee of the Board of Directors of the Company approved the engagement of J. H. COHN LLP as its independent registered public accounting firm for the fiscal year ending June 30, 2003 to replace the firm of Ernst & Young LLP, who was dismissed as auditors of the Company effective July 31, 2003. Prior to engaging J. H. COHN LLP, the Company did not consult with its independent registered public accounting firm regarding any matter under the circumstances described in Item 304(a)(2) of Regulation S-K.

The audit reports of Ernst & Young LLP on the consolidated financial statements of Nutrition 21, Inc. and subsidiaries as of and for the years ended June 30, 2002 and 2001, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of such disagreements in connection with its report.

GENERAL

         Our Board of Directors has appointed J. H. COHN LLP as its independent registered public accounting firm to audit and review the financial statements of our Company for the fiscal year ending June 30, 2005, subject to ratification by the shareholders.

         In the event that the shareholders fail to ratify this reappointment, other independent registered public accounting firms will be considered upon recommendation of the Audit Committee. Even if this reappointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of our Company and its shareholders.

         A representative of J. H. COHN LLP is expected to be present at the annual meeting and will be available to respond to appropriate questions.

INFORMATION CONCERNING FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS FOR THE FISCAL YEARS ENDED JUNE 30, 2004 AND 2003.

Set forth below is certain information concerning audit and related services rendered to the Company by J. H. Cohn LLP and Ernst & Young LLP for the fiscal years ended June 30, 2004 and 2003. As indicated below, in addition to reviewing financial statements, J. H. Cohn LLP and Ernst & Young LLP provided other services in the fiscal year ended June 30, 2004. The Audit Committee has determined that the provision of these other services is compatible with maintaining the independence of the firm.

Audit Fees. In the fiscal year ended June 30, 2004, J. H. Cohn LLP billed the Company $95,000 for audit services. Ernst & Young LLP billed the Company for aggregate fees of approximately $85,370 for audit services for the fiscal year ended June 30, 2003, up to their dismissal on July 31, 2003.

Audit related fees. In the fiscal year ended June 30, 2004, J. H. Cohn LLP billed the Company $9,000 and Ernst & Young LLP billed the company $12,500 for services related to registration on Form S-3.

Tax Fees. In the fiscal year ended June 30, 2004, J. H. Cohn LLP billed the Company $20,000 for tax compliance services. Ernst & Young LLP billed the Company for aggregate fees of approximately $25,975 for other services rendered in the fiscal year ended June 30, 2003, consisting primarily of tax compliance fees.

All other fees.    None

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee is directly and solely responsible for oversight, engagement and termination of any independent registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work.

The Committee (i) meets with the independent registered public accounting firm prior to the audit and discusses the planning and staffing of the audit; (ii) approves in advance the engagement of the independent registered public accounting firm for all audit services and non-audit services and approves the fees and other terms of any such engagement; (iii) obtains periodically from the independent registered public accounting firm a formal written statement of the matters required to be discussed by Independent Standards Board Statement No. 1, and, in particular, describing all relationships between the auditor and the Company; (iv) discusses with the independent registered public accounting firm any disclosed relationships or services that may impact auditor objectivity and independence; and (v) conducts periodic meetings with the independent registered public accounting firm regarding maters required to be discussed under Statements on Auditing Standards No. 61, as amended.

VOTING

         Ratification of the reappointment of J. H. COHN LLP as its independent registered public accounting firm to audit the financial statements of our Company for the fiscal year ending June 30, 2005, requires the affirmative vote of a majority of the votes cast on the matter. Abstentions, broker non-votes, and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR SUCH RATIFICATION DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

                                  OTHER MATTERS

EXPENSE OF SOLICITATION

         The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Generally, shareholders who have questions or concerns regarding the Company should contact our Investor Relations department at 914-701-4545. However, shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of Nutrition 21, Inc., c/o Corporate Secretary, 4 Manhattanville Road, Purchase, NY 10577. Any communications must contain a clear notation indicating that it is a "Shareholder--Board Communication" or a "Shareholder--Director Communication" and must identify the author as a shareholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.


PROPOSALS OF SHAREHOLDERS

Notice Required to Include Proposals in Our Proxy Statement


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         We will review for inclusion in next year's proxy statement shareholder proposals received by July 9, 2005 All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Nutrition 21, Inc., 4 Manhattanville Road, Purchase, NY 10577 Attention: Benjamin T. Sporn, Secretary.

NOTICE REQUIRED TO BRING BUSINESS BEFORE AN ANNUAL MEETING

         Our by-laws establish an advance notice procedure for shareholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a shareholder that proposes to nominate a candidate for director or propose other business at the fiscal year 2005 annual meeting of shareholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed or
(ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

         If a shareholder notifies us after September 9, 2005, of an intention to present a proposal at the fiscal year 2005 annual meeting of shareholders (and for any reason the proposal is voted on at the meeting), our proxy holders will have the right to exercise discretionary voting authority with respect to such proposal.

OTHER MATTERS

         The Board of Directors of our Company does not know of any matter to be presented for action at the meeting other than the proposals described herein. If any other matters not described herein should properly come before the meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the board of directors' recommendations.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Dated:   Purchase, New York, November 8, 2004
By Order of the Board of Directors

BENJAMIN T. SPORN, Secretary


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

APPENDIX


                   NUTRITION 21, INC. AUDIT COMMITTEE CHARTER

                                      ROLE

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the "independent auditor"), and such other duties as directed by the Board. The Committee's role includes discussing with management the Company's processes to manage financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee has sole authority over the appointment and replacement of the independent auditor and is directly responsible for compensation, and oversight of the independent auditor.

     The Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

                                   MEMBERSHIP

The membership of the Committee consists of at least three independent directors. Each member shall meet the experience requirements of the listing standards of The Nasdaq Stock Market and applicable laws and regulations. Each member will be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member's independence. The Board appoints the chairperson.

                                   OPERATIONS

The Committee meets at least once each quarter. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without


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

meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision hereof, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of New York.

                            COMMUNICATIONS/REPORTING

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, and the Company's management. This communication will include periodic separate executive sessions with each of the parties.

                                    AUTHORITY

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

                        RESPONSIBILITIES OF THE COMMITTEE

1. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee will have the authority, as it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

2. Meet quarterly or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information, as necessary.

3. Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate.

4. Review the Audit Committee Charter annually, and recommend any changes deemed required to the Board of Directors.

5.            Provide a report in the annual proxy that includes the Committee's
              review  and   discussion  of  matters  with   management  and  the
              independent auditor.

6. Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.

7. Appoint and replace the independent auditor and approve the terms on which the independent auditor is engaged.


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

8. Provide oversight of the independent auditor and resolve any disagreements between management and the independent auditor about financial reporting.

9. Oversee permissible services that the independent auditor may perform for the Company and provide for pre-approval of those services by the Committee, subject to the de minimis exceptions permitted under applicable rules.

10.           Confirm annually the independence of the independent auditor.

11. Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication.

12. Review the independence of each Committee member based on NASDAQ and SEC rules.

13. Inquire of the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

14. Review with the independent auditor and financial management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

15.           Consider and review with the independent auditor:

              a. The Company's annual assessment of the effectiveness of its internal controls and the independent auditor's attestation and report about the Company's assessment.

              b. The adequacy of the Company's internal controls, including computerized information system controls and security.

              c. Any related significant findings and recommendations of the independent public accountants, together with management's responses thereto.

16. Review with financial management and the independent auditor at the completion of the annual audit:

              a.  The  Company's   annual   financial   statements  and  related
                  footnotes.

              b. The independent auditor's audit of the financial statements and its report thereon.

              c. Any significant changes required in the independent auditor's audit plan.

              d.  Any  serious   difficulties   or  disputes   with   management
                  encountered during the course of the audit.

              e. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

17. Review with financial management and the independent auditor at least annually the Company's critical accounting policies.


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

18. Approve any related party transactions between the Company and its officers or directors, or their family members or enterprises they control.

19.      Consider and review with financial management:

            a.    Significant   findings   during  the  year  and   management's
                  responses thereto.

            b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

            c.    Any changes required in planned scope of their audit plan.

20. Review the periodic reports of the Company with financial management and the independent auditor prior to filing of the reports with the SEC.

21.      In connection with each periodic report of the Company, review

            a. Management's disclosure to the Committee and the independent auditor under section 302 of the Sarbanes-Oxley Act.

            b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

22. Meet with the independent auditor in executive session to discuss any matters that the Committee or the independent auditor believes should be discussed privately with the Audit Committee.

23. Meet with financial management in executive sessions to discuss any matters that the Committee or Finance management believes should be discussed privately with the Audit Committee.

24. Establish procedures to receive and respond to any complaints or concerns regarding the Company's accounting, internal controls, or auditing matters, including procedures for the confidential or anonymous submission by employees of any such complaints or concerns.


Last Revised: June 18, 2004

                               NUTRITION 21, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         December 14, 2004          10:00 AM

         The undersigned hereby appoints Gail Montgomery and Benjamin T. Sporn, or either of them, as proxy, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Nutrition 21, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held December 14, 2004 or any adjournments thereof.

         1.       ELECTION OF DIRECTORS

                  FOR all the nominees listed below
                  (except as marked to the contrary below)        [ ]

                  WITHHOLD AUTHORITY
                  To vote for all nominees listed below           [ ]

         (INSTRUCTION: To WITHHOLD authority to vote for any individual nominee, mark the box next to the nominee's name below.)

         P. George Benson                   [ ]
         Warren D. Cooper                   [ ]
         Audrey T. Cross                    [ ]
         John H. Gutfreund                  [ ]
         Gail Montgomery                    [ ]
         Marvin Moser                       [ ]
         Robert E. Pollack                  [ ]

         The Board of Directors recommends a vote FOR the following:

         2. RATIFICATION OF APPOINTMENT OF J. H. COHN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2005.

         FOR  [ ]      AGAINST  [ ]       ABSTAIN [ ]

                  (Continued and to be signed on reverse side)


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

In his or her discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT MSES. CROSS AND MONTGOMERY, AND MESSRS. BENSON, COOPER, GUTFREUND, MOSER, AND POLLACK AS DIRECTORS; AND TO APPROVE THE APPOINTMENT OF J. H. COHN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2005.


Dated: ________________________


--------------------------------
Signature


--------------------------------
Signature if held jointly


         (Please sign exactly as ownership appears on this proxy. Where stock is held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                           PLEASE MARK, DATE, SIGN AND
                   RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



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